UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas	000-09439	74-2157138
(State or other Jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code)   (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below);

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2022, the Board of Directors (“Board”) and Compensation Committee (“Compensation Committee”) of the Board of International Bancshares Corporation (“IBC”) approved and adopted the following compensatory plans and arrangements:

2022 International Bancshares Corporation Stock Appreciation Rights Plan

The 2022 International Bancshares Corporation Stock Appreciation Rights Plan (“SAR Plan”) is designed to advance the interests of IBC and its shareholders by affording officers, employees, consultants and advisors of IBC and its subsidiaries an opportunity to participate in IBC’s growth by the grant of one or more Stock Appreciation Rights (“SARs”). In so doing, IBC seeks to motivate and retain present officers, employees, consultants and advisors of IBC and its subsidiaries as well as attract highly competent individuals whose judgment, initiative, leadership, and continued effort will contribute to the success of IBC and its subsidiaries.

SAR Plan Document

The full text of the SAR Plan is included as Exhibit 10.1 to this Form 8-K. The grant of a SAR is determined and made by the committee appointed by the Board from time to time and consisting of at least two Board members, each of whom is both a non-employee director and an outside director (“SAR Committee”). The following is a summary of the material features of the SAR Plan and is qualified in its entirety by the text of the SAR Plan attached to this Form 8-K as Exhibit 10.1.

Eligible Persons

Eligible persons include any officer, employee, consultant or advisor of IBC or any subsidiary, as may be designated from time to time by the SAR Committee as eligible to receive a SAR subject to the conditions of the SAR Plan. In determining eligibility of any individual to be granted a SAR, including the number of SARs to be granted to any individual, the SAR Committee shall take into account the position and responsibilities of the individual being considered, the nature and value to IBC or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of IBC or its subsidiaries, and other factors as the SAR Committee may deem relevant.

Administration

The SAR Plan is administered by the SAR Committee, which shall be appointed by the Board from time to time and which shall consist of at least two Board members, each of whom is both a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined by Section 162(m) of the Internal Revenue Code. No eligible officers or employees of IBC or its subsidiaries are permitted to serve on the SAR Committee.

The SAR Committee has full authority and absolute sole discretion, including, but not limited to, granting SARs; to determine which eligible persons are granted SARs; the form, terms, conditions, timing and amount of any SARs granted; the number of shares of IBC stock subject to each SAR and the base value of each SAR; the period over which the SAR shall vest and become and remain exercisable; to determine the forms and terms and provisions of each respective SAR Agreement (as defined below), which need not be identical; and to construe and interpret the SAR Plan and any SAR Agreements.

Terms and Limitations

The aggregate number of underlying shares of IBC stock that may be used for SAR grants under the SAR Plan shall not exceed 750,000 shares, but no shares are ever actually granted, and the grant will settle in cash upon exercise. No SAR granted under the SAR Plan shall have a term in excess of ten years from the grant date of such SAR. Each grant of a SAR under the SAR Plan shall be evidenced by a written Stock Appreciation Rights Award Agreement (“SAR Agreement”) dated as of the grant date and executed by IBC and the participant, as further described below. The SAR Committee has absolute sole discretion to determine the form and terms and provisions of each respective SAR Agreement, which need not be identical. The full text of the form of the SAR Agreement is included as Exhibit 10.2 to this Form 8-K.

Amendment and Termination of the SAR Plan

The Board may at any time terminate or suspend, and may at any time and from time to time and in any respect amend or modify, the SAR Plan including as is deemed necessary or advisable for the purpose of conforming the SAR Plan or any SAR Agreement to any present or future law relating to the SAR Plan and to the administrative regulations promulgated thereunder. All SARs granted under the SAR Plan shall be granted prior to the tenth anniversary of the effective date of the SAR Plan, such SARs shall continue under the SAR Plan in accordance with their terms, and the SAR Plan shall terminate as of the tenth anniversary of the effective date, which is the date on which the Board approved the SAR Plan.

2022 International Bancshares Corporation Stock Appreciation Rights Award Agreement

In connection with the SAR Plan, the Board and Compensation Committee also approved the form of the SAR Agreement. Participants in the SAR Plan may enter a SAR Agreement with IBC which provides for a grant of an aggregate number of stock appreciation rights.

SAR Agreement Document

The full text of the form of SAR Agreement is included as Exhibit 10.2 to this Form 8-K. The participants are entitled to exercise any granted SARs to receive the fair market value of shares of IBC stock on the date of exercise over the fair market value of shares of IBC stock on the grant date. The following is a summary of the material features of the SAR Agreement and is qualified in its entirety by the text of the form of SAR Agreement attached to this Form 8-K as Exhibit 10.2.

Terms and Conditions

The SAR Agreement shall set forth the terms and conditions of such SAR, including but not limited to the maximum duration of the SAR, the number of underlying shares of IBC stock to which the SAR pertains, and the conditions upon which the SAR shall become vested and exercisable, as may be determined by the SAR Committee consistent with the SAR Plan. The SAR Agreement shall establish the grant date of the SAR; the number of SARs granted; the base value of the SAR, defined as the fair market value of one share of IBC stock on the grant date; and the expiration date. The SAR Agreement shall additionally establish a vesting schedule for the SAR granted under the SAR Agreement, which shall be conditioned on the participant’s continuous service to IBC or its subsidiaries.

2022 International Bancshares Corporation Amended and Restated Management Incentive Plan

The purpose of the 2022 International Bancshares Corporation Amended and Restated Management Incentive Plan (“MIP”) is to promote and advance the interests of IBC and its shareholders by enabling IBC to attract, retain and reward officers of IBC and its affiliates. The MIP is an amendment and restatement of the International Bancshares Corporation 2013 Management Incentive Plan and applies to performance periods commencing on or after January 1, 2022.

MIP Document

The full text of the MIP is included as Exhibit 10.3 to this Form 8-K. The grant of any traditional incentive payment or merchant banking incentive payment (“Incentive Payment”) is determined and made by the Compensation Committee or a subcommittee thereof appointed by the Board to administer the MIP consisting of at least two Board members, each of whom is an outside director, as defined in Section 162(m) of the Internal Revenue Code (“MIP Committee”). The following is a summary of the material features of the MIP and is qualified in its entirety by the text of the MIP attached to this Form 8-K as Exhibit 10.3.

Eligible Employees

Eligible employees include any officer of IBC or an affiliate who is designated by the MIP Committee as eligible to receive an Incentive Payment under the MIP. Historically, only Dennis E. Nixon, IBC’s Chairman and CEO, has been designated as eligible to receive any Incentive Payment under the MIP.

Administration

The MIP Committee shall administer the MIP, and it shall have full authority and absolute sole discretion to construe, interpret, and administer the MIP, including, but not limited to, determinations relating to eligibility, whether to make Incentive Payments, the time or times when performance targets are established, the performance periods to which Incentive Payments relate, and the actual dollar amount of any Incentive Payment.

Performance Measures and Performance Targets – Traditional Incentive Payments

Within 90 days after the beginning of each annual performance period, the MIP Committee shall, in its sole discretion and before the outcome is substantially certain, determine and establish in writing (1) the applicable performance period; and (2) the performance measures to be used for purposes of setting the annual performance targets that must be attained during the performance period for participants to receive traditional incentive payments, and the calculation of those traditional incentive payments, based upon the relative level of attainment of the annual performance targets.

Incentive Payments

The plan includes traditional incentive payments and merchant banking incentive payments. Whether Incentive Payments are made to any officer for a given performance period is at the sole discretion of the MIP Committee.

The availability of traditional incentive payments is dependent on the attainment of performance targets, determined by the MIP Committee, for a given performance period. The maximum amount payable to any officer in a calendar year as a traditional incentive payment with respect to all performance periods completed during such calendar year shall be the lesser of 2.5% of IBC’s total income before taxes for the fiscal year or $3,000,000.

The MIP Committee shall also determine whether merchant banking incentive payments shall be made for a given performance period. The MIP Committee will select officers for merchant banking incentive payments, if applicable, and the Compensation Committee will take into account the role, time and effort devoted by each selected officer to the success of IBC’s merchant banking investments during the performance period. Aggregate merchant banking incentive payments attributable to any one transaction during the performance period may not exceed the lesser of $15,000,000 or 5% of the transaction value.

Incentive Payments shall be payable in cash as soon as administratively practicable after the end of the calendar year in which the performance period ends or is deemed to have ended in the event of a change in control of IBC, but in no event after the date that is two and a half months after the end of the calendar year in which the performance period ends or is deemed to have ended in the event of a change in control of IBC.

Certification

Pursuant to the MIP, after the end of each performance period, the MIP Committee shall:

(1) Certify in writing, prior to the unconditional payment of any traditional incentive payment, the level of attainment of the performance targets for the performance period;

(2) Determine the total amount available for traditional incentive payments based on the attainment of such performance targets; and

(3) In its sole discretion, adjust the size of, or eliminate, the total amount available for traditional incentive payments for the performance period; and in its sole discretion, determine the share, if any, of the available amount to be paid to each participant as that participant’s traditional incentive payment, and authorize payment of such amount.

Amendment and Termination of the MIP

The MIP Committee may amend, modify or terminate the MIP in any respect at any time without the consent of any participant. Any such action may be taken without the approval of IBC’s shareholders unless shareholder approval is required by applicable law. Termination of the MIP shall not affect any Incentive Payments determined by the MIP Committee to be earned prior to, but payable on or after, the date of termination, and any such Incentive Payments shall continue to be subject to the terms of the MIP notwithstanding its termination.

Item 9.01 Financial Statements and Exhibits.

10.1	2022 International Bancshares Corporation Stock Appreciation Rights Plan dated April 18, 2022

10.2	Form of Stock Appreciation Rights Award Agreement

10.3	2022 International Bancshares Corporation Amended and Restated Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and
Chairman of the Board

April 19, 2022